Exhibit 99.1

 August 9, 2023 Jackson Financial Inc. Second Quarter 2023 Financial Results

Forward - Looking Statements and Non - GAAP Measures The information in this document contains forward - looking statements about future events and circumstances and their effects upo n revenues, expenses and business opportunities. Generally speaking, any statement in this document not based upon historical fact is a forward - looking statement. Forward - lookin g statements can also be identified by the use of forward - looking or conditional words, such as “could,” “should,” “can,” “continue,” “estimate,” “forecast,” “intend,” “look,” “m ay,” “will,” “expect,” “believe,” “anticipate,” “plan,” “remain,” “confident” and “commit” or similar expressions. In particular, statements regarding plans, strategies, prospects, tar gets and expectations regarding the business and industry are forward - looking statements. They reflect expectations, are not guarantees of performance and speak only as of the dates the statements are made. We caution investors that these forward - looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ mate rially from those projected, expressed, or implied. Factors that could cause actual results to differ materially from those in the forward - looking statements include those reflecte d in Part I, Item 1A, Risk Factors and Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations in the Form 10 - K, as Part II, Item 7 was r ecast to reflect the adoption of LDTI in our Current Report on Form 8 - K filed May 10, 2023 and elsewhere in Jackson Financial Inc.’s filings filed with the U.S. Securities and Excha nge Commission. Except as required by law, Jackson Financial Inc. does not undertake to update such forward - looking statements. You should not rely unduly on forward - looking state ments. Certain financial data included in this document consists of non - GAAP (Generally Accepted Accounting Principles) financial measu res. These non - GAAP financial measures may not be comparable to similarly titled measures presented by other entities, nor should they be construed as an alternative to other fin ancial measures determined in accordance with U.S. GAAP. Although the Company believes these non - GAAP financial measures provide useful information to investors in measuring the f inancial performance and condition of its business, investors are cautioned not to place undue reliance on any non - GAAP financial measures and ratios included in this document. A r econciliation of the non - GAAP financial measures to the most directly comparable U.S. GAAP financial measure can be found under “Non - GAAP Financial Measures” in the Appendix of thi s document. Certain financial data included in this document consists of statutory accounting principles (“statutory”) financial measures , i ncluding “total adjusted capital.” These statutory financial measures are included in or derived from the Jackson National Life Insurance Company annual and/or quarterly statements filed wi th the Michigan Department of Insurance and Financial Services and available in the investor relations section of the Company’s website at https://investors.jackson.com/ fin ancials/statutory - filings. 2

Oct 2021 Dec 2021 Mar 2022 Jun 2022 Sep 2022 Dec 2022 Mar 2023 Jun 2023 Cumulative Capital Return to Common Shareholders JFI has repurchased 16.5 million shares, which equates to 18% of outstanding common shares since separation JFI updates capital return target to $425 - $525m for calendar year 2022 JFI announces increased share repurchase authorization by $300m and increased per share dividend by 10% to $0.55 for 1Q22 March 2, 2022 JFI announces 4Q21 $0.50 per share dividend and $300m share repurchase authorization November 9, 2021 JFI establishes capital return target prior to its spin off – $325 - $425m in the first 12 months as a public company August 6, 2021 $ millions Common Share Repurchase Authorization Share repurchase authorization remaining at YE22 106 February 2023 authorization increase 450 Shares repurchased 2Q23 YTD (117) Remaining Authorization 439 2Q23 YTD Capital Return to Common Shareholder vs. Target 2023 capital return target 450 - 550 Shares repurchased/dividends paid 2Q23 YTD 224 JFI updates capital return target to $450 - $550m for calendar year 2023 JFI announces increased share repurchase authorization by $450m and increased per share dividend by nearly 13% to $0.62 for 1Q23 February 28, 2023 3 $967m

2023 Key Financial Targets $450 - $550 million capital return to common shareholders Approximately two years of holding company fixed expenses In the first six months of 2023, returned $224 million of capital to common shareholders, through $117 million in share repurchases and $107 million in dividends Holding company assets (excluding equity in subsidiaries) of nearly $1.5 billion at 2Q23, including cash and highly liquid securities of nearly $1.0 billion 425 - 500% Risk Based Capital (RBC) ratio under normal market conditions Estimated RBC was up from 1Q23 and within target range for normal market conditions 4

Second Quarter 2023 Highlights Resilient Earnings Results • Net income attributable to JFI of $1.2 billion • Adjusted Operating Earnings 1 of $283 million • Adjusted Operating Earnings per common share (Diluted) 1 of $3.34 • Adjusted Operating Earnings per common share, excluding notable items 2 , of $3.54 Strong Capital Position • Operating company estimated Risk Based Capital (RBC) ratio up from 1Q23 and within target range Consistent Capital Return • Returned $100 million of capital to common shareholders in 2Q23 through $47 million of share repurchases and $53 million in dividends Capital Efficient Sales Mix • Total retail annuity sales of $3.1 billion • Registered Index - Linked Annuity (RILA) sales of $541 million • Institutional sales of $304 million 1) See the Appendix for the non - GAAP financial measures, definitions and reconciliations to most comparable U.S. GAAP measure. 2) See slide #7 for details of 2Q23 notable items and adjustment for the impact of the effective tax rate. 5

9,768 10,935 9,918 8,581 9,554 2Q22 3Q22 4Q22 1Q23 2Q23 407 376 294 271 283 2Q22 3Q22 4Q22 1Q23 2Q23 Financial Summary Adjusted Operating Earnings • Adjusted Operating Earnings for 2Q23 of $283 million compared to $407 million for 2Q22, driven by expenses associated with the higher interest rate environment and lower fee income associated with lower AUM following the equity market decline in 2022 • Adjusted Operating Earnings per common share (diluted) for 2Q23 of $3.34 Total Common Shareholders’ Equity • Total Common Shareholders’ Equity at 2Q23 of $8.1 billion, up slightly from 1Q23 and down from $8.6 billion at YE22 • Adjusted Book Value Attributable to Common Shareholders at 2Q23 or $9.6 billion is up from 1Q23 due to non - operating net hedging gains and healthy adjusted operating earnings. When compared to YE22 Adjusted Book Value Attributable to Common Shareholders is down as a result of non - operating net hedging losses, partially offset by adjusted operating earnings. Adjusted Operating Earnings 1 ($ millions) Adjusted Book Value Attributable to Common Shareholders 1 ($ millions) Key Takeaways 1) See the Appendix for the non - GAAP financial measures, definitions, and reconciliations to the most comparable U.S. GAAP measu re. 6

Notable Items – 2Q23 2Q22 2Q23 ($ millions, except EPS amounts) Pretax After - tax 1 EPS - Diluted Pretax After - tax 1,2 EPS - Diluted Adjusted Operating Earnings 3 464 407 4.56 305 283 3.34 Notable Items Included in Adjusted Operating Earnings Out performance/(Under performance) from Limited Partnership Income 4,5 (11) (10) (0.11) (23) (22) (0.26) Allowance for Reinsurance Credit Losses 6 - - - (25) (24) (0.29) Total Notable Items (11) (10) (0.11) (48) (46) (0.55) EPS - Diluted EPS - Diluted Impact from Effective Tax Rate versus a 15% Tax Rate Guidance 0.15 0.35 1) After - tax results for Notable Items were calculated using the corresponding quarter’s effective tax rate for adjusted operati ng earnings (2Q22 of 12.3%; 2Q23 of 3.0%). 2) Includes dividends on preferred stock of $13m. 3) See the Appendix for the non - GAAP financial measures, definitions, and reconciliations to the most comparable U.S. GAAP measure. 4) Limited Partnership income assumes an an nualized 10% return and excludes income and assets attributable to non - controlling interests. 5) Income from limited partnership s are reported on a one - quarter lag. 6) During 2Q23, the Company increased its allowance for credit losses related to a specific reinsurer, wh ich was recently ordered into liquidation. The recognized ACL represents our current best estimate of our remaining loss exp osu re with this reinsurer. 7) Total Limited Partnership returns were a negative 6% and a positive 9% for 2Q23 and 2Q22, respectively, if you include no n - o perating results as well. Limited partnership annualized operating return of 5% for 2Q23 compared to 7% during 2Q22 4,5,7 Excluding the notable items impact shown above, adjusted pretax operating earnings were $353 million for 2Q23 compared to $47 5 m illion for 2Q22 After adjusting for the impact of the effective tax rate, the diluted EPS excluding notable items was $3.54 per share for 2Q23 comp are d to $4.52 per share for 2Q22 7

Net Hedge Gain 1 : $1,097 million Non - Operating Items • 2Q23 net hedge gain of $1,097 million ― Higher equity markets drove freestanding derivative losses as well as a substantial gain in market risk benefits (MRB) ― Higher interest rates generated a freestanding derivative loss but a larger corresponding gain in MRB • Our hedging program seeks to balance three risk management objectives: ― Protecting against the economic impact of adverse market conditions ― Protecting statutory capital ― Stabilizing statutory distributable earnings throughout market cycles • Our core dynamic hedging program seeks to offset changes in the economic liability associated with variable and registered index - linked annuity guaranteed benefits due to market movements, while our macro hedging program seeks to protect statutory capital under a range of stress scenarios • We do not directly use hedging to offset the movement in our U.S. GAAP liabilities as market conditions change from period to period, which may result in U.S. GAAP net income volatility Highlights Pretax income attributable to Jackson Financial (U.S. GAAP) Pretax adjusted operating earnings (Non - GAAP) 2 Fees attributable to guarantee benefit reserves Net movement in freestanding derivatives Net reserve and embedded derivative movements 3 Market risk benefits gain, net Net realized investment losses on funds withheld assets Net investment income on funds withheld assets Other 1,462 1) Represents non - operating Total Guaranteed Benefits and Hedging Results. 2) See the Appendix for the Non - GAAP financial measu res, definitions, and reconciliations to the most comparable U.S. GAAP measure. 3) Net reserve and embedded derivative movements includes guaranteed benefit claims. (18) (40) (194) 2,570 (1,911) 781 305 ($ millions) 2Q23 Pretax Adjusted Operating Earnings Reconciliation (149) 8 252 Amortization of DAC associated with non - operating items at date of transition to LDTI Net realized investment losses (134)

4.1 3.6 3.2 3.1 3.1 2Q22 3Q22 4Q22 1Q23 2Q23 484 635 640 549 568 2Q22 3Q22 4Q22 1Q23 2Q23 Segment Results – Retail Annuities 1 • Variable annuity (VA) sales of nearly $2.5 billion in 2Q23 have stabilized over recent quarters in the higher interest rate environment, consistent with consumer preference for protection • RILA sales of $541 million in 2Q23, continuing at an annualized run - rate of over $2 billion • Disciplined pricing approach continues with fixed (FA) and fixed index (FIA) annuity sales of $115 million in 2Q23 • Total Retail Annuity net flows of negative $1.5 billion in 2Q23 ― Variable annuity net flows of negative $2.0 billion ― Positive non - variable annuity (FA/FIA/RILA/Payout Annuities) net flows of $568 million Retail Sales ($ billions) Non - VA Net Flows 43% 43% 43% 41% 38% Recent Trends 1) Excludes the FA/FIA business ceded to Athene. VA w/ Lifetime Guarantees VA w/o Lifetime Guarantees FA / FIA RILA % w/o lifetime guarantees 9 ($ millions)

0.7 3.1 2Q22 2Q23 1.4 1.8 2Q22 2Q23 206 222 2Q22 2Q23 Segment Results – Retail Annuities • Pretax adjusted operating earnings for 2Q23 of $328 million compared to $425 million for 2Q22, driven by expenses associated wit h the higher interest rate environment and lower fee income associated with lower AUM following the equity market decline in 2022 • RILA 2Q23 account value is over 4x larger when compared to 2Q22 • Fixed annuity and fixed - index annuity account value, excluding the business ceded to Athene, up 24% from $1.4 billion at 2Q22 to $1.8 billion at 2Q23 ($ billions) Separate Account General Account Variable Annuity Account Value FA / FIA Account Value ($ billions) 1) See the Appendix for the non - GAAP financial measures, definitions, and reconciliations to the most comparable U.S. GAAP measu re. 10 RILA Account Value ($ billions)

23.4 22.6 22.3 22.3 21.9 2Q22 3Q22 4Q22 1Q23 2Q23 8.5 8.9 (2.1) 0.0 2.2 0.3 2Q22 Sales Surrenders, Withdrawals, and Benefits Interest Credited Policy Charges and Other 2Q23 Segment Results – Institutional & Closed Blocks • Pretax adjusted operating earnings 1 of $17 million in 2Q23 down from $19 million in the year - ago quarter • Institutional sales of $304 million during 2Q23 reflecting our opportunistic approach to this business • Institutional account value of $8.9 million at 2Q23 up 5% when compared to 2Q22 • Pretax adjusted operating earnings 1 of $7 million in 2Q23, down from $12 million in 2Q22 due to lower income on operating derivatives, an allowance for reinsurance losses, and higher operating expenses, partially offset by improved mortality • Under LDTI, there will be some volatility in closed block results from updating actual versus expected cash flows and annual assumption updates. Results for 2Q23 included an expense of $11 million related to updated cash flows compared to an expense of $14 million in 2Q22. Institutional Account Value Closed Block Reserves ($ billions) Institutional Highlights Closed Block Highlights ($ billions) 1) See the Appendix for the non - GAAP financial measures, definitions, and reconciliations to the most comparable U.S. GAAP measu re 11 ($ billions)

Delivering On Our Capital Management Commitments Committed to achieving 2023 capital return target of $450 - $550 million with $224 million returned in the first half of 2023 • Returned $100 million to common shareholders in 2Q through $47 million of share repurchases and $53 million in dividends • $439 million remaining on share repurchase authorization as of the end of the second quarter • Declared 3Q23 dividend of $0.62 per share, payable on September 14, 2023 Operating company estimated RBC ratio up from 1Q23 and within our 425% - 500% target range • Statutory Total Adjusted Capital (TAC) ended 2Q23 at $3.8 billion, compared to $4.7 billion at 1Q23 primarily due to hedging los ses as reserves were limited by the cash surrender minimum, as well as related tax impacts including deferred tax asset (DTA) admissibility limits • RBC impact from the change in TAC was more than offset by a decline in estimated company action level (CAL) required capital, la rgely due to the impact of second quarter equity market appreciation and rising interest rates, as well as periodic rebalancing of the portfol io mix resulting in the sale of certain limited partnership investments from Jackson National Life Insurance Company to Jackson Financial Inc. (JFI) with the expectation that JFI will sell these investments in future quarters Holding company assets (excluding equity in subsidiaries) totaled nearly $1.5 billion, including cash and liquid assets of ne arl y $1.0 billion • Holding company assets include proceeds from our preferred equity issuance in 1Q23, which helped to effectively prefund the J ack son Financial Inc. $600 million senior debt maturity in November of 2023 12

13 ― Continued progress toward our strategic and operational goals ― Maintained strong balance sheet and robust levels of liquidity ― Committed to achieving 2023 key financial targets ― Well positioned for continued long - term value creation for shareholders Summary 13

Investments

15 ― Conservative underwriting is a consistent theme throughout ― Highly rated and diversified commercial mortgage loan office portfolio, which is less than 2% of the general account portfolio ― Corporate portfolio is concentrated in investment - grade securities 15 High Quality, Diversified Investment Portfolio

U.S government securities 10% Other government securities 2% Corporate securities 53% Residential mortgage - backed <1% Commercial mortgage - backed 3% Other asset - backed securities 5% Equity securities <1% Mortgage loans 16% Policy loans 2% Derivatives 2% Limited Partnerships 6% Other invested assets <1% U.S. GAAP – Investment Portfolio June 30, 2023 • Market/book ratio of the fixed maturity portfolio is 0.92 • Exposure to below investment grade securities is only 6% 2 of total invested assets, which is almost entirely corporate bonds and loans • Exposure to highly liquid U.S. Treasuries is 10% • 100% of securitized assets are investment grade • 99% of Commercial Mortgage Loans are first mortgage and 95% are CM1 - 2 rated • Conservative underwriting is a consistent theme throughout Investment Portfolio Classification 1 Key Highlights 1) Excludes Funds Withheld. (2) includes investments in affiliate CLOs which results in the entire CLO being consolidated for US GAAP reporting purposes. While this results in all of the underlying loans held by the CLO being included in our financial statements, our economic risk is solely limited to our direct investment in the CLO. Excluding these consolidated items, our exposure to be low investment grade securities was 1 % at 6/30/23. $44b 16

U.S government securities 10% Other government securities 2% Corporate securities 55% Residential mortgage - backed <1% Commercial mortgage - backed 3% Other asset - backed securities 5% Equity securities <1% Mortgage loans 17% Policy loans 2% Derivatives 1% Limited Partnerships 3% Other invested assets <1% Statutory – Investment Portfolio June 30, 2023 1) Excludes Funds Withheld. Statutory statement value. Includes Brooke, Squire, Squire II, Jackson and Jackson New York. Investment Portfolio Classification 1 Key Highlights • Market/book ratio of the fixed maturity portfolio is 0.90 • Exposure to below investment grade securities is only 1% which is almost entirely corporate bonds and loans • Exposure to highly liquid U.S. Treasuries is 10% • 94% of securitized assets are rated NAIC 1 • 99% of Commercial Mortgage Loans are first mortgage and 95% are CM1 - 2 rated • Conservative underwriting is a consistent theme throughout 17 $42b

Statutory – Fixed Maturity Rating Distribution June 30, 2023 Notes: Excludes Funds Withheld. Statutory statement value based on NAIC ratings. Includes Brooke, Squire, Squire II, Jackson , a nd Jackson New York. $32b 18 US Treasuries 13% NAIC 1A - 1D (AAA - AA - ) 17% NAIC 1E - 1G (A) 31% NAIC 2A - 2C (BBB) 37% NAIC 3A - 3C (BB) 1% NAIC 4A - 4C (B) <1% NAIC 5/6 <0.1%

AAA: 1% AA: 6% A: 40% BBB: 50% BB: 1% B: <1% CCC and below: <0.1% Statutory – Corporate Portfolio June 30, 2023 1) Excludes Funds Withheld. Based on NAIC expanded ratings and Statement value. Includes Brooke, Squire, Squire II, Jackson, and Jackson New York. Corporate Portfolio Rating Distribution 1 Key Highlights • Market/book ratio of the corporate portfolio is 0.92 • High yield corporates account for 1% of invested assets and 2% of total corporate portfolio • Exposure to BBBs represents 27% of invested assets ‒ Highly diversified across 495 issuers with an average position size of $23m by statement value ‒ 81% of all BBBs are rated BBB or BBB+ ‒ 28% of BBBs are privates, which offer better covenant protection vs. publics $23b 19

Statutory – ABS Portfolio June 30, 2023 1) Excludes Funds Withheld. 2) ABS exposure excludes subprime which is included with the RMBS exposure. 3) Statement value. Includes Brooke, Squire, Squire II, Jackson and Jackson New York. $2.2b ABS Sector Distribution 1, 2, 3 NAIC Rating Distribution 1, 3 $2.2b 20 CLOs 47% Structured Settlements 15% Rooftop Solar 10% Tax Liens 9% Whole Business 5% Timeshare 4% PDP Wells 3% Music Royalties 2% Single Family Rentals 2% Aircraft 1% Consumer Loans <1% Equipment Leases <1% Other , 1% NAIC 1A - 1D (AAA - AA - ) 51% NAIC 1E - 1G (A) 39% NAIC 2 (BBB) 10% NAIC 3 (BB) <1%

Statutory – Collateralized Loan Obligations (CLO) Debt June 30, 2023 1) Excludes Funds Withheld. Based on NAIC expanded ratings and Statement value. Includes Brooke, Squire, Squire II, Jackson, and Ja ckson New York. CLO NAIC Distribution Key Highlights • CLO exposure highly rated with virtually all rated single A or above • Exposure is diversified among 36 different managers and 61 CLOs • Each CLO is diversified, averaging 250 names • High quality CLO tranches are well protected even in severe default cycles $1.1b 21 AAA 47% AA 29% A 23% BBB <1%

Multi - Family 28% Retail 23% Industrial 24% Office 10% Hotels 11% Other 4% CM 1 71% CM 2 25% CM 3/4 4% Statutory – Commercial Mortgage Loan Portfolio 1 June 30, 2023 CML NAIC Distribution CML Property Type Distribution • Highly diversified with an average loan size of $19m • 99% are senior/first mortgage loans • 95% of the portfolio has the highest ratings of CM1 - 2 • Weighted average loan - to - value based on 2023 internal valuation is 53.5% • Weighted average debt service coverage is 2.2x • No delinquencies and no foreclosed/REO at 6/30/23 $7.1b 22 Loan - to - Value / Debt Service Coverage 2 $7.1b Debt Service Coverage Ratio >1.5x 1.25x - 1.50x 1.0x - 1.25x <1.0x Total Loan - to - Value <60% 58.7% 4.6% 2.8% 0.2% 66.2% 60 - 70% 13.8% 1.9% 3.7% 0.3% 19.7% 70 - 80% 4.6% 1.0% 0.6% 0.0% 6.2% >80% 2.5% 1.9% 1.9% 1.5% 7.8% Total 79.5% 9.3% 9.1% 2.0% 100.0% 1) Excludes Funds Withheld. Based on NAIC expanded ratings and Statement value, which is net of specific credit loss reserves of $6 6 million. Includes Brooke, Squire, Squire II, Jackson, and Jackson New York. 2) Loan - to - value based on internal value based on annual valuation process that uses the latest available property - level data combi ned with updated market vacancy, rental, and capitalization rates. This valuation process is typically completed by the end of Q3. In addition, loans of elevated concern may be subject to either a broker opinion of value (BOV) or MAI appraisal on an as - needed basis. Perc entages may not sum, due to rounding.

CM 1 86% CM 2 14% Statutory – Commercial Mortgage Loan Office Exposure 1 June 30, 2023 NAIC Rating Distribution – Office Exposure Key Highlights • Highly diversified with an average loan size of $14m • 100% are senior/first mortgage loans • 100% of the portfolio has the highest rating, CM1 - 2 • Weighted average loan - to - value (LTV) based on 2023 internal valuation is 65.2% • Weighted average debt service coverage (DSC) is 2.2x • 89% has a maturity date in 2025 or later $0.7b 23 Loan - to - Value / Debt Service Coverage 2 1) Excludes Funds Withheld. Based on NAIC expanded ratings and Statement value, which is net of specific credit loss reserves of $6 6 million. Includes Brooke, Squire, Squire II, Jackson, and Jackson New York. 2) Loan - to - value based on internal value based on annual valuation process that uses the latest available property - level data combi ned with updated market vacancy, rental, and capitalization rates. This valuation process is typically completed by the end of Q3. In addition, loans of elevated concern may be subject to either a broker opinion of value (BOV) or MAI appraisal on an as - needed basis. Perc entages may not sum, due to rounding. Debt Service Coverage Ratio >1.5x 1.25x - 1.50x 1.0x - 1.25x <1.0x Total Loan - to - Value <60% 41.2% 0.6% 0.0% 0.0% 41.8% 60 - 70% 18.7% 1.8% 0.0% 2.3% 22.8% 70 - 80% 13.7% 0.0% 0.0% 0.0% 13.7% >80% 7.7% 3.7% 3.5% 6.8% 21.6% Total 81.3% 6.1% 3.5% 9.0% 100.0%

Appendix

VA Market Risk Benefits 25 Liability Effect Category Runs Through: Description of Impact Drivers Changes in Interest Rates Net Income Movement in risk free rates (impacts both assumed future separate account returns and discounting of cash flows) Fund Performance Net Income Separate account returns gross of fees Changes in Equity Index Volatility Net Income Movement in implied volatility Expected Policyholder Behavior Net Income Policyholder behavior as assumed in reserving Actual Policyholder Behavior Net Income Difference between actual behavior during the period vs assumptions Time Net Income Effect of passage of time – including reduction to separate account balances from fees, the change in proximity of future cash flows, and impacts to policy features such as bonus credits Changes in Assumptions Net Income Changes in assumptions resulting from annual review Changes in Non - Performance Risk AOCI Changes in Jackson’s own credit spread

Non - GAAP Financial Measures In addition to presenting our results of operations and financial condition in accordance with U.S. GAAP, we use and report, sel ected non - GAAP financial measures. Management believes that the use of these non - GAAP financial measures, together with relevant U.S. GAAP financial measures, provides a better understanding of our results of op era tions, financial condition and the underlying performance drivers of our business. These non - GAAP financial measures should be considered supplementary to our results of operations and financial condition that are pres ent ed in accordance with U.S. GAAP and should not be viewed as a substitute for the U.S. GAAP financial measures. Other companies may use similarly titled non - GAAP financial measures that are calculated differently from th e way we calculate such measures. Consequently, our non - GAAP financial measures may not be comparable to similar measures used by other companies. These non - GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with U.S. GAAP. Adjusted Operating Earnings Adjusted Operating Earnings is an after - tax non - GAAP financial measure, which we believe should be used to evaluate our financia l performance on a consolidated basis by excluding certain items that may be highly variable from period to period due to accounting treatment under U.S. GAAP or that are non - recurring in nature, as well as certa in other revenues and expenses that we do not view as driving our underlying performance. Adjusted Operating Earnings should not be used as a substitute for net income as calculated in accordance with U .S. GAAP. However, we believe the adjustments to net income are useful for gaining an understanding of our overall results of operations. Adjusted Operating Earnings equals our Net income (loss) attributable to Jackson Financial Inc. common shareholders (which ex clu des income attributable to non - controlling interest and dividends on preferred stock) adjusted to eliminate the impact of the following items: 1) Net Hedging Results: Comprised of: ( i ) fees attributed to guaranteed benefits; (ii) changes in the fair value of freestanding derivatives used to manage the risk ass ociated with market risk benefits and other guaranteed benefit features; (iii) the movements in reserves, market risk benefits, guaranteed benefit features accounted for as embedded derivative instruments, and related claims and benefit payments; (iv) amortization of the balance of unamortized deferred acquisition costs at the date of transition to current accounting guidanc e o n January 1, 2021 associated with items excluded from adjusted operating earnings prior to transition to LDTI; and (v) the impact on the valuation of Net Hedging Results arising from changes in underlying ac tua rial assumptions. These items are excluded from adjusted operating earnings as they may vary significantly from period to period due to near - term market conditions and therefore are not directly comparable or ref lective of the underlying performance of our business. We believe this approach appropriately removes the impact to both revenue and related expenses associated with Net Hedging Results and provides invest ors a better picture of the drivers of our underlying performance. 2) Net Realized Investment Gains and Losses: Comprised of: ( i ) realized investment gains and losses associated with the periodic sales or disposals of securities, excluding those held wi thi n our trading portfolio; and (ii) impairments of securities, after adjustment for the non - credit component of the impairment charges. These items are exclude d from pretax adjusted operating earnings as they may vary significantly from period to period due to near - term market conditions and therefore are not directly comparable or reflective of the underlying performan ce of our business. We believe this approach provides investors a better picture of the drivers of our underlying performance. 3) Change in Value of Funds Withheld Embedded Derivative and Net investment income on funds withheld assets: Comprised of ( i ) the change in fair value of funds withheld embedded derivatives; and (ii) net investment income on funds withheld assets related to funds withheld reinsurance transactions. These items are excluded from pre tax adjusted operating earnings as they are not reflective of the underlying performance of our business. We believe this approach provides investors a better picture of the drivers of our underlying pe rfo rmance. 4) Other items: Comprised of: ( i ) the impact of investments that are consolidated in our financial statements due to U.S. GAAP accounting requirements, such as our investments in collateralized loan obligations (CLOs), but for which the consolidation effects are not consistent with our economic interest or exposure to those entities, and (ii) one - time or other non - recurring items, such as costs relating to our separation from Prudential. These items are excluded from adjusted operating earnings as they are not reflective of the underlying perfo rma nce of our business. We believe this approach provides investors a better picture of the drivers of our underlying performance. Operating income taxes are calculated using the prevailing corporate federal income tax rate of 21% while taking into account any items recognized d iff erently in our financial statements and federal income tax returns, including the dividends received deduction and other tax credits. For interim reporting periods, the Company uses an es timated annual effective tax rate ("ETR") in computing its tax provision including consideration of discrete items. 26

Non - GAAP Financial Measures Adjusted Book Value Attributable to Common Shareholders Adjusted Book Value Attributable to Common Shareholders excludes Preferred Stock and Accumulated Other Comprehensive Income ( Los s) ("AOCI") attributable to Jackson Financial Inc ("JFI"). AOCI attributable to JFI excludes AOCI arising from investments held within the funds withheld account related to the Athene Reinsurance Transaction. We exclude AOCI attributable to JFI from Adjusted Book Value Attributable to Common Shareholders because our invested assets are generally invested to closely match the duration of our liabilities, which are l ong er duration in nature, and therefore we believe period - to - period fair market value fluctuations in AOCI to be inconsistent with this objective. We believe excluding AOCI attributable to JFI is more useful to inv estors in analyzing trends in our business. Adjusted Operating Return on Equity Attributable to Common Shareholders We use Adjusted Operating ROE Attributable to Common Shareholders to manage our business and evaluate our financial performan ce. Adjusted Operating ROE Attributable to Common Shareholders excludes items that vary from period - to - period due to accounting treatment under U.S. GAAP or that are non - recurring in nature, as such items m ay distort the underlying performance of our business. We calculate Adjusted Operating ROE Attributable to Common Shareholders by dividing our Adjusted Operating Earnings by average Adjusted Book Value Attributab le to Common Shareholders. Adjusted Book Value Attributable to Common Shareholders and Adjusted Operating ROE Attributable to Common Shareholders should no t be used as substitutes for total shareholders’ equity and ROE Attributable to Common Shareholders as calculated using annualized net income and average equity in accordance with U.S. GAAP. However, we be lie ve the adjustments to equity and earnings are useful to gaining an understanding of our overall results of operations. Notable Items Notable items reflect the impact on our results of certain items or events that may or may not have been anticipated and resu lte d in volatility in the company's earnings expectations. The presentation of notable items is intended to help investors better understand our results for the period and to evaluate and forecast those results. 27

Adjusted Operating Earnings Reconciliation $ millions, except effective tax rate For the Three Months Ended For the Six Months Ended 6/30/22 9/30/22 12/31/22 3/31/23 6/30/23 6/30/22 6/30/23 Net income (loss) attributable to Jackson Financial Inc. common shareholders 3,263 1,879 (1,150) (1,497) 1,204 5,457 (293) Add: dividends on preferred stock - - - - 13 - 13 Add: income tax expense (benefit) 845 657 (385) (558) 245 1,233 (313) Pretax income (loss) attributable to Jackson Financial Inc. 4,108 2,536 (1,535) (2,055) 1,462 6,690 (593) Non - Operating Adjustments (Income) Loss: Guaranteed benefits and hedging results: Fees attributable to guarantee benefit reserves (765) (771) (777) (780) (781) (1,529) (1,561) Net movement in freestanding derivatives (2,847) 253 3,862 2,512 1,911 (1,371) 4,423 Market risk benefits (gains) losses, net 1,184 (913) (1,900) (174) (2,570) (723) (2,744) Net reserve and embedded derivative movements - 7 175 189 194 40 383 Amortization of DAC associated with non - operating items at date of transition to LDTI 166 162 157 153 149 339 302 Total guaranteed benefits and hedging results (2,262) (1,262) 1,517 1,900 (1,097) (3,244) 803 Net realized investment (gains) losses (5) 6 228 68 40 125 108 Net realized investment (gains) losses on funds withheld assets (1,077) (555) 474 673 134 (2,105) 807 Net investment income on funds withheld assets (364) (313) (317) (307) (252) (624) (559) Other items 64 2 (47) 23 18 67 41 Total non - operating adjustments (3,644) (2,122) 1,855 2,357 (1,157) (5,781) 1,200 Pre - tax adjusted operating earnings 464 414 320 302 305 909 607 Less: operating income tax expense (benefit) 57 38 26 31 9 125 40 Adjusted operating earnings before dividends on preferred stock 407 376 294 271 296 784 567 Less: dividends on preferred stock - - - - 13 - 13 Adjusted operating earnings 407 376 294 271 283 784 554 Effective tax rates on adjusted operating earnings 12.3% 9.2% 8.1% 10.3% 3.0% 13.8% 6.6% 28

Select U.S. GAAP to Non - GAAP Reconciliation $ millions, except per share and shares outstanding data For the Three Months Ended For the Six Months Ended 6/30/22 9/30/22 12/31/22 3/31/23 6/30/23 6/30/22 6/30/23 Net Income (Loss) 3,294 1,868 (1,158) (1,496) 1,220 5,519 (276) Income attributable to non - controlling interest 31 (11) (8) 1 3 62 4 Net Income (Loss) Attributable to Jackson Financial Inc. 3,263 1,879 (1,150) (1,497) 1,217 5,457 (280) Less: Dividends on preferred stock - - - - 13 - 13 Net Income (Loss) Attributable to Jackson Financial Inc. common shareholders [a] 3,263 1,879 (1,150) (1,497) 1,204 5,457 (293) Total Shareholders' Equity 9,706 10,219 8,646 8,638 8,652 9,706 8,652 Less: Preferred Equity - - - 533 533 - 533 Total Common Shareholders’ Equity 9,706 10,219 8,646 8,105 8,119 9,706 8,119 Average Common Shareholders' Equity [b] 8,950 9,963 9,433 8,376 8,112 8,514 8,290 Total ROE Attributable to Common Shareholders [a]/[b]; Annualized 145.8% 75.4% (48.8)% (71.5)% 59.4% 128.2% (7.1)% Adjusted Operating Earnings [c] 407 376 294 271 283 784 554 Adjusted Book Value Attributable to Common Shareholders: Total common shareholders' equity 9,706 10,219 8,646 8,105 8,119 9,706 8,119 Exclude AOCI attributable to Jackson Financial Inc. 62 716 1,272 476 1,435 62 1,435 Adjusted Book Value Attributable to Common Shareholders 9,768 10,935 9,918 8,581 9,554 9,768 9,554 Average Adjusted Book Value Attributable to Common Shareholders[d] 8,698 10,352 10,427 9,250 9,068 7,988 9,351 Adjusted Operating ROE Attributable to Common Shareholders [c]/[d]; Annualized 18.7% 14.5% 11.3% 11.7% 12.5% 19.6% 11.8% Per Share Data (Common Shareholders) Net income (loss) (basic) 37.96 22.08 (13.74) (18.11) 14.58 62.98 (3.55) Net income (loss) (diluted) 1 36.59 21.38 (13.74) (18.11) 14.21 60.60 (3.55) Adjusted operating earnings per common share (diluted) 4.56 4.28 3.39 3.15 3.34 8.71 6.49 Book value per common share (diluted) 110.90 117.95 100.56 95.70 98.27 110.90 98.27 Adjusted book value per common share (diluted) 111.61 126.21 115.36 101.32 115.63 111.61 115.63 Shares Outstanding Weighted average number of common shares (basic) 85,968,564 85,098,192 83,695,001 82,646,113 82,595,287 86,649,493 82,620,558 Weighted average number of common shares ( diluted) 89,168,775 87,895,919 86,807,053 86,082,970 84,754,611 90,052,111 85,415,120 End of period common shares (basic) 84,864,727 83,666,942 82,690,098 81,044,318 81,910,831 84,864,727 81,910,831 End of period common shares (diluted) 87,520,892 86,640,003 85,976,078 84,690,303 82,622,875 87,520,892 82,622,875 29 1) In a quarter in which if we reported a net loss attributable to Jackson Financial Inc., all common stock equivalents are a nti - dilutive and are therefore excluded from the calculation of diluted shares and diluted per share amounts. The shares excluded f rom the diluted EPS calculation were 3,436,857, 3,112,052 and 2,794,562 shares for the three months ended March 31, 2023, December 31 , 2 022, and for the six months ended June 30, 2023, respectively.

Glossary Assets Under Management (AUM) – Investment assets that are managed by one of our subsidiaries and includes: ( i ) the assets in our investment portfolio managed by PPM America, Inc. (“PPM”), which excludes assets held in funds withheld accounts for reinsurance transactions, (ii) third - party assets managed by PPM, including those for our former parent (P rudential) and its affiliates or third parties, and (iii) the separate account assets of our Retail Annuities segment that Jackson National Asset Management LLC (“JNAM”) manages and administers. Athene Reinsurance Transaction – The funds withheld coinsurance agreement with Athene on June 18, 2020, effective June 1, 2020, to reinsure a 100% quota share of a block of our in - force fixed and fixed index annuity liabilities in exchange for approximately $1.2 billion in ceding commissions. Deferred Acquisition Cost (DAC) - Represents the incremental costs related directly to the successful acquisition of new, and certain renewal, insurance polici e s and annuity contracts, which are deferred on the balance sheet as an asset. Derivative Instruments - Jackson Financial Inc.'s (JFI) business model includes the acceptance, monitoring and mitigation of risk. Specifically, JFI c onsiders, among other factors, exposures to interest rate and equity market movements, foreign exchange rates and other asset or liability prices. JFI uses derivative instruments to mitigate or reduce these risk s i n accordance with established policies and goals. JFI's derivative holdings, while effective in managing defined risks, are not structured to meet accounting requirements to be designated as hedging instruments. As a result, freestanding de rivatives are carried at fair value with changes each period recorded in net gains or losses on derivatives and investments. Earnings per Share (EPS) - Basic earnings per share is calculated by dividing net income (loss) attributable to JFI common shareholders by the weighted - a verage number of common shares outstanding during the period. Diluted earnings per share is calculated by dividing the net income (loss) attributable to JFI common shareholders, by the weighted - average numbe r of shares of common stock outstanding for the period, plus shares representing the dilutive effect of share - based awards. Fixed Annuity (FA) - An annuity that guarantees a set annual rate of return with interest at rates we determine, subject to specified minimums. C r edited interest rates are guaranteed not to change for certain limited periods of time. Fixed Index Annuity (FIA) - An annuity with an ability to share in the upside from certain financial markets such as equity indices and provides downside protection. Guaranteed Minimum Accumulation Benefit (GMAB) – An add - on benefit (enhanced benefits available for an additional cost) which entitles an owner to a minimum payment, typically in lump - sum, after a set period of time, typically referred to as the accumulation period. The minimum payment is based on the benefit base, which could be greater than the un der lying account value. Guaranteed Minimum Death Benefit (GMDB) - An add - on benefit (enhanced benefits available for an additional cost) that guarantees an owner's beneficiaries are entitled t o a minimum payment based on the benefit base, which could be greater than the underlying account value, upon the death of the owner. Guaranteed Minimum Income Benefit (GMIB) - An add - on benefit (available for an additional cost) where an owner is entitled to annuitize the policy and receive a minimum payment stream based on the benefit base, which could be greater than the payment stream resulting from current annuitization of the underlying account value. Guaranteed Minimum Withdrawal Benefit (GMWB) - An add - on benefit (available for an additional cost) where an owner is entitled to withdraw a maximum amount of their benefit base each year, for which cumulative payments to the owner could be greater than the underlying account value. Guaranteed Minimum Withdrawal Benefit for Life (GMWB for Life) - An add - on benefit (available for an additional cost) where an owner is entitled to withdraw the guaranteed annual withdrawal a mount each year, for the duration of the policyholder's life, regardless of account performance. LDTI – Accounting Standards Update 2018 - 12, “Targeted Improvements to the Accounting for Long - Duration Contracts”, effective January 1, 2023, with a transition date of January 1, 2021. Net Amount at Risk (NAR) – The greater of Death Benefit NAR (DBNAR) and Living Benefit NAR (LBNAR), as applicable, where DBNAR is the GMDB benefit base i n excess of the account value, and the LBNAR is the actuarial present value of guaranteed living benefits in excess of the account value. 30

Glossary Net Flows - The net change in customer account balances during a period, including gross premiums, surrenders, withdrawals and benefits. Net flows exclude investment performance, interest credited to customer accounts and policy charges. Registered Index - Linked Annuity (RILA) – A registered index - linked annuity, which offers market index - linked investment options, subject to a cap, and offers a variety of guarantees designed to modify or limit losses. Return of Premium (ROP) Death Benefit - This death benefit pays the greater of the account value at the time of a claim following the owner's death or the total cont r ibutions to the contract (subject to adjustment for withdrawals). The charge for this benefit is usually included in the Mortality and Expense fee that is deducted daily from the net assets in ea ch variable investment option. We also refer to this death benefit as the Return of Principal death benefit. Risk Based Capital (RBC) – Statutory minimum level of capital that is required by regulators for an insurer to support its operations. Segment - Retail Annuities JFI's Retail Annuities segment offers a variety of retirement income and savings products through its diverse suite of produc ts, consisting primarily of variable annuities, fixed index annuities, fixed annuities, payout annuities and registered index - linked annuities (“RILA”). These products are distributed through various wirehouses, insurance brokers and in dependent broker - dealers, as well as through banks and financial institutions, primarily to high - net - worth investors and the mass and affluent markets. The financial results of the variable annuity business within the Company’s Retail Annuities segment are largely dependent on th e performance of the contract holder account value, which impacts both the level of fees collected and the benefits paid to the contract holder. The financial results of the Company’s fixed annuities, including the fixed option on its variable annuities, RILA and fixed index annuities, are largely dependent on the Company's ability to earn a spread between earned investment rates on general account assets and the interest credited to contract holders. Segment - Institutional Products JFI's Institutional Products consist of traditional guaranteed investment contracts (“GICs”), funding agreements (including a gre ements issued in conjunction with JFI's participation in the U.S. Federal Home Loan Bank (“FHLB”) program) and Medium - Term Note funding agreements. JFI's GIC products are marketed to defined contribution pension and profit - sharing ret irement plans. Funding agreements are marketed to institutional investors, including corporate cash accounts and securities lending funds, as well as money market funds, and are issued to the Federal Home Loan Bank of Indiana pol is in connection with its program. The financial results of JFI's Institutional Products business are primarily dependent on JFI's ability to earn a spread betw een earned investment rates on general account assets and the interest credited on GICs and funding agreements. Segment - Closed Life and Annuity Blocks JFI’s Closed Life and Annuity Blocks segment is primarily composed of blocks of business that have been acquired since 2004. Th e segment includes various protection products, primarily whole life, universal life, variable universal life, and term life insurance products as well as fixed, fixed index, and payout annuities. The Closed Life and Annuity Blocks seg men t also includes a block of group payout annuities that we assumed from John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York through reinsurance transactions in 2018 and 2019, respecti vel y. The Company historically offered traditional and interest - sensitive life insurance products but discontinued new sales of life insurance products in 2012, as we believe opportunistically acquiring mature blocks of life in sur ance policies is a more efficient means of diversifying our in - force business than selling new life insurance products. The profitability of JFI's Closed Life and Annuity Blocks segment is largely driven by its historical ability to appropriatel y p rice its products and purchase appropriately priced blocks of business, as realized through underwriting, expense and net gains (losses) on derivatives and investments, and the ability to earn an assumed rate of return on the assets suppor tin g that business. Variable Annuity (VA) - An annuity that offers tax - deferred investment into a range of asset classes and a variable return, which offers insurance fea tures related to potential future income payments. 31